Other Current Assets (Tables)	12 Months Ended
Mar. 31, 2025
Other Current Assets [Abstract]
Summary of Other Current Assets

	As at March 31
Particulars	2024	2025
Advance to suppliers^	145,423	144,324
Prepaid expenses	4,607	5,512
Receivable from related party#	24	—
Other assets	3,069	3,095
Total	153,123	152,931

# Loan given to Saaranya Hospitality Technologies Private Limited (equity-accounted investee) (refer note 37).

^ The Company pays advances to airlines for the procurement of airline tickets. These advances are utilized against the subsequent purchase of airline tickets. The outstanding airline balances as at March 31, 2025 includes amounts recoverable from Go Airlines (India) Limited ("Go First") amounting to USD 20,949 (March 31, 2024: USD 20,949), which includes refund due to customers of USD 10,902 (March 31, 2024: USD 10,902).